EXHIBIT 10.3


                                                                  Chronimed Inc.

Memo                                              CONFIDENTIAL

To:         PAT TAFFE                             FOR RECIPIENT ONLY

From:       MAURY TAYLOR

CC:

Date:       MAY 17, 1999

Re:         RETENTION INCENTIVE

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AS YOU KNOW, THE COMPANY HAS ANNOUNCED THAT IT HAS ENGAGED A FINANCIAL SERVICES
FIRM TO SEEK STRATEGIC ALTERNATIVES TO TAKE THE BUSINESS FORWARD AND GROW THE COMPANY MOST EFFECTIVELY. THE END PRODUCT OF THIS MAY INCLUDE A TRANSACTION WHICH RESULTS IN A MERGER, ACQUISITION OR SALE OF ALL OR PART OF THE COMPANY. IF SUCH A TRANSACTION IS TO BE SUCCESSFULLY COMPLETED, THE COMPANY BELIEVES IT IS NECESSARY TO RETAIN CERTAIN KEY PERSONNEL DURING THE PERIOD BETWEEN NOW AND THE CLOSING OF SUCH A TRANSACTION. YOU HAVE BEEN SELECTED TO PARTICIPATE IN A KEY EMPLOYEE RETENTION ARRANGEMENT, IF YOU SO AGREE. THE REST OF THIS MEMO EXPLAINS THIS INCENTIVE PLAN, AND ITS CONDITIONS.
TO QUALIFY FOR THE INCENTIVE, YOU MUST REMAIN EMPLOYED UNTIL THE EARLIER OF A TRANSACTION CLOSING OR DECEMBER 31,1999. HOWEVER, IF THE BOARD OF DIRECTORS HAS ACCEPTED A LETTER OF INTENT BY DECEMBER 31, 1999, BUT A TRANSACTION HAS NOT YET CLOSED, THE COMPANY MAY EXTEND THE DATE YOU MUST REMAIN EMPLOYED TO THE EARLIER OF THE ACTUAL DATE OF CLOSING OR MARCH 31, 2000. PAYMENT OF THE INCENTIVE WILL BE 30 DAYS FOLLOWING DATE OF VESTING (THE DATE YOU ARE FULLY QUALIFIED AND ENTITLED TO RECEIVE THE INCENTIVE). YOU AGREE THAT IF YOU INITIATE A TERMINATION OF EMPLOYMENT PRIOR TO BEING FULLY VESTED IN THIS INCENTIVE PLAN, OR IF YOU ARE TERMINATED BY THE COMPANY FOR CAUSE, YOU WILL FORFEIT ALL RIGHTS TO THE INCENTIVE.
THE INCENTIVE IS IN THE FORM OF A ONE TIME CASH BONUS, BEFORE TAXES AND DEDUCTIONS OF: $30,000.00 (THIRTY THOUSAND DOLLARS)

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YOU UNDERSTAND THAT THIS IS A SPECIAL ONE TIME BONUS ARRANGEMENT. BY AGREEING TO
ACCEPT THIS INCENTIVE ARRANGEMENT, YOU AGREE THAT YOU WILL KEEP THE EXISTENCE
AND THE TERMS OF THIS AGREEMENT CONFIDENTIAL, AND YOU WILL NOT SHARE IT WITH ANY OTHER PERSON EXCEPT YOUR IMMEDIATE FAMILY AND/OR FINANCIAL ADVISOR. THOSE INDIVIDUALS ALSO MUST KEEP THIS CONFIDENTIAL. BREACH OF THIS CONFIDENTIALITY PROVISION WILL RESULT IN FORFEITURE OF INCENTIVE. THIS CONFIDENTIALITY AGREEMENT WILL REMAIN INTACT AS LONG AS YOU REMAIN EMPLOYED WITH CHRONIMED.
YOU ALSO UNDERSTAND AND AGREE THAT THIS IS SOLELY AN INCENTIVE AGREEMENT. IT
DOES NOT CHANGE THE STATUS OF ANY OTHER ASPECTS OF YOUR EMPLOYMENT RELATIONSHIP WITH CHRONIMED, AND IS NOT AN EMPLOYMENT CONTRACT.
PLEASE SIGN THIS MEMO AS AN INDICATION OF YOUR ACCEPTANCE OF THIS AGREEMENT, AND KEEP A COPY FOR YOUR RECORDS.
I HAVE READ AND UNDERSTAND THE TERMS OF THIS INCENTIVE PLAN. I AGREE TO ACCEPT ITS TERMS AND CONDITIONS.


/S/ PATRICK L. TAFFE                  /S/ SHAWN FEATHERSTON VP HUMAN RESOURCES
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SIGNATURE OF EMPLOYEE                 COMPANY - NAME/TITLE
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5/18/99
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DATE
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